UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       June 20, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-6395                                        95-2119684
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     (Commission File Number)                  (IRS Employer Identification No.)

                200 Flynn Road
            Camarillo, California                           93012-8790
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   (Address of Principal Executive Offices)                 (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      (a) On June 15, 2006 the Company received a Staff Determination letter from the Nasdaq Stock Market indicating that the Company's securities are subject to delisting from The Nasdaq National Market because the Company has not yet filed its Form 10-Q for the fiscal quarter ended April 30, 2006 and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination.


      The press release issued by the Company on June 20, 2006 in connection with this matter is attached hereto as Exhibit 99.1


Item 9.01.  Financial Statements and Exhibits

      (c)  Exhibits
           --------

           Exhibit 99.1     Press Release of the Company dated June 20, 2006




                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006                           SEMTECH CORPORATION


                                              By:   /s/   David G. Franz, Jr.
                                                 -----------------------------
                                                   David G. Franz, Jr.
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

Exhibit 99.1               Press Release of the Company dated June 20, 2006